Schedule of Investments (unaudited) January 31, 2023	BlackRock Unconstrained Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Denmark — 4.6%
Novo Nordisk A/S, Class B	75,157	$10,400,960

France — 9.9%
LVMH Moet Hennessy Louis Vuitton SE	25,233	22,027,794

Italy — 3.7%
Ferrari NV	33,075	8,264,919

Netherlands — 8.6%
ASML Holding NV	28,991	19,181,827

Switzerland — 4.4%
Lonza Group AG, Registered Shares	17,181	9,800,752

United Kingdom — 5.4%
Auto Trader Group PLC(a)	575,985	4,468,769
Spirax-Sarco Engineering PLC	52,618	7,516,057

		11,984,826

United States — 63.4%
Alphabet, Inc., Class C(b)	95,051	9,492,743
ANSYS, Inc.(b)	28,637	7,627,751
Cadence Design Systems, Inc.(b)	70,200	12,834,666
Costco Wholesale Corp.	19,052	9,738,239
Floor & Decor Holdings, Inc., Class A(b)(c)	67,195	6,099,290
Intuit, Inc.	19,427	8,211,210
Intuitive Surgical, Inc.(b)	27,401	6,732,152
Masimo Corp.(b)	21,597	3,673,218
Mastercard, Inc., Class A	41,406	15,345,064
Microsoft Corp.	74,959	18,575,590
NIKE, Inc., Class B	49,448	6,296,214
S&P Global, Inc.	28,328	10,621,300
Thermo Fisher Scientific, Inc.	9,467	5,399,314
VeriSign, Inc.(b)	38,192	8,327,766
Verisk Analytics, Inc.	36,784	6,686,963
Visa, Inc., Class A	26,003	5,986,151

		141,647,631

Total Long-Term Investments — 100.0% (Cost: $199,099,409)		223,308,709

Security	Shares		Value

Short-Term Securities

Money Market Funds — 2.2%
SL Liquidity Series, LLC, Money Market Series, 4.54%(d)(e)(f)		4,912,073	$4,913,056

	Par (000)

Time Deposits — 0.0%

United Kingdom — 0.0%
ING Bank, Amsterdam, 2.43%, 02/01/23	GBP	16	19,701

Total Short-Term Securities — 2.2% (Cost: $4,930,225)			4,932,757

Total Investments — 102.2% (Cost: $204,029,634)			228,241,466
Liabilities in Excess of Other Assets — (2.2)%			(4,822,234)

Net Assets — 100.0%			$223,419,232

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$7,783,672	$—		$(7,783,672)(b)	$—	$—	$—	—	$122,957		$—
SL Liquidity Series, LLC, Money Market Series	—	4,910,962	(b)	—	(438)	2,532	4,913,056	4,912,073	3,698	(c)	—

					$(438)	$2,532	$4,913,056		$126,655		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

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Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Unconstrained Equity Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	42,328	GBP	34,761	BNP Paribas S.A.	02/17/23	$(540)
USD	3,545,587	GBP	2,911,643	HSBC Bank PLC	02/17/23	(45,203)

						$(45,743)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

Certain investments of the Fund were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks

Denmark	$—	$10,400,960	$—	$10,400,960
France	—	22,027,794	—	22,027,794
Italy	—	8,264,919	—	8,264,919
Netherlands	—	19,181,827	—	19,181,827
Switzerland	—	9,800,752	—	9,800,752
United Kingdom	—	11,984,826	—	11,984,826
United States	141,647,631	—	—	141,647,631
Short-Term Securities
Time Deposits	—	19,701	—	19,701

	$141,647,631	$81,680,779	$—	223,328,410

Investments Valued at NAV(a)				4,913,056

				$228,241,466

Derivative Financial Instruments(b)
Liabilities
Foreign Currency Exchange Contracts	$—	$(45,743)	$—	$(45,743)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	2

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Unconstrained Equity Fund

Currency Abbreviation

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

S&P	Standard & Poor’s

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